SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 4, 1995
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                            Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


     Delaware                    1-6594                    52-0883351
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     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

           300 Saint Paul Place, Baltimore, Maryland          21202
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               (Address of principal executive offices)     (Zip Code)


                                 (410) 332-3000
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              (Registrant's telephone number, including area code)

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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibits:

     Exhibit No.    Description
     -----------    -----------

        1.01 Terms Agreement, dated December 4, 1995, among the Company and Lehman Brothers Inc. and NationsBanc Capital Markets, Inc., as Underwriters, relating to the offer and sale of the Company's 6 1/8% Notes due December 1, 2005.

        4.01        Form of Note for the Company's 6 1/8% Notes due
                    December 1, 2005.
















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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  December 6, 1995                COMMERCIAL CREDIT COMPANY



                                   By   /s/ Firoz B. Tarapore
                                     ---------------------------------------
                                        Firoz B. Tarapore
                                        Vice President and
                                        Assistant Treasurer
















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